Series Number: 1
For period ending 10/31/12

48)	Investor, A, C & R
First $2 billion 1.000%
Next $2 billion 0.995%
Next $2 billion 0.980%
Next $2 billion 0.970%
Next $2 billion 0.960%
Next $2 billion 0.950%
Next $2 billion 0.940%
Next $2 billion 0.930%
Next $2 billion 0.920%
Next $2 billion 0.910%
Next $5 billion 0.900%
Over $25 billion 0.800%

Institutional
First $2 billion 0.800%
Next $2 billion 0.795%
Next $2 billion 0.780%
Next $2 billion 0.770%
Next $2 billion 0.760%
Next $2 billion 0.750%
Next $2 billion 0.740%
Next $2 billion 0.730%
Next $2 billion 0.720%
Next $2 billion 0.710%
Next $5 billion 0.700%
Over $25 billion 0.600%

72DD)   1. Total income dividends for which record date passed during the period
                                Investor Class                                                                                     26,417
                                Institutional Class                                                                                     14,793
              2. Dividends for a second class of open-end company shares
                                A Class                                                                                      1,717
                                C Class                                                                                      -
                                R Class                                                                                      12

73A)          1. Dividends from net investment income
                                Investor Class                                                                                     $0.1271
                               Institutional Class                                                                $0.1765
                  2. Dividends for a second class of open-end company shares
                                A Class                                                                                      $0.0653
        C Class                                                      -
        R Class                                                                $0.0036
74U)    1. Number of shares outstanding (000's omitted)
                              Investor Class                                                      203,582
                              Institutional Class                                                      80,645
2. Number of shares outstanding of a second class of open-end company shares                (000's omitted)
                                A Class                                           25,972
                                    C Class                                                                           522
R Class                                            4,296

74V)    1. Net asset value per share (to nearest cent)
                                Investor Class                                           $27.48
                                Institutional Class                                           $27.75
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                           $27.00
                                    C Class                                                                            $26.98
R Class                                            $26.82

Series Number: 2
For period ending 10/31/2012

48)	Investor, A, C & R
First $2 billion 1.000%
Next $2 billion 0.995%
Next $2 billion 0.980%
Next $2 billion 0.970%
Next $2 billion 0.960%
Next $2 billion 0.950%
Next $2 billion 0.940%
Next $2 billion 0.930%
Next $2 billion 0.920%
Next $2 billion 0.910%
Next $5 billion 0.900%
Over $25 billion 0.800%

Institutional
First $2 billion 0.800%
Next $2 billion 0.795%
Next $2 billion 0.780%
Next $2 billion 0.770%
Next $2 billion 0.760%
Next $2 billion 0.750%
Next $2 billion 0.740%
Next $2 billion 0.730%
Next $2 billion 0.720%
Next $2 billion 0.710%
Next $5 billion 0.700%
Over $25 billion 0.600%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                           4,659
           Institutional Class                                           23
2.  Dividends for a second class of open-end company shares
                                           A Class                                           8
                                C Class                                           -
R Class                                           -

73A)           1. Dividends from net investment income
                                Investor Class                                                      $0.1043
           Institutional Class                                           $0.1783
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0118
           C Class                                           -
                      R Class                                           -

74U)           1. Number of shares outstanding (000's omitted)
                                 Investor Class                                                      42,774
           Institutional Class                                                      382
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                           1,058
                                    C Class                                                                            139
R Class                                            34

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class                                           $43.52
Institutional Class                                                      $44.04

2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                           $42.85
                                    C Class                                                                            $40.75
R Class                                            $42.86

Series Number:  3
For period ending 10/31/12

48)	Investor, A, C & R
First $2 billion 1.000%
Next $2 billion 0.995%
Next $2 billion 0.980%
Next $2 billion 0.970%
Next $2 billion 0.960%
Next $2 billion 0.950%
Next $2 billion 0.940%
Next $2 billion 0.930%
Next $2 billion 0.920%
Next $2 billion 0.910%
Next $5 billion 0.900%
Over $25 billion 0.800%

Institutional
First $2 billion 0.800%
Next $2 billion 0.795%
Next $2 billion 0.780%
Next $2 billion 0.770%
Next $2 billion 0.760%
Next $2 billion 0.750%
Next $2 billion 0.740%
Next $2 billion 0.730%
Next $2 billion 0.720%
Next $2 billion 0.710%
Next $5 billion 0.700%
Over $25 billion 0.600%

74U)           1. Number of shares outstanding (000's omitted)
                                 Investor Class                                                      241,181
                                 Institutional Class                                                      1,990
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                           2,550
                                    C Class                                                                            64
R Class                                            227

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class                                           $25.68
                                Institutional Class                                           $26.32
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                           $24.89
                                    C Class                                                                            $22.83
R Class                                            $24.66

Series Number: 4
For period ending 10/31/2012

48)	Investor, A, C & R
1.000%

Institutional
0.800%

74U)           1. Number of shares outstanding (000's omitted)
                                Investor Class                                           69,466
                                Institutional Class                                           3,684
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                           5,681
                                C Class                                           5
                                R Class                                           776

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class                                           $17.29
                                Institutional Class                                           $17.85
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                           $16.65
                                C Class                                           $16.84
                                R Class                                           $16.66

Series Number: 5
For period ending 10/31/2012

48)	Investor, A, C & R
1.00%

Institutional
0.800%

74U)           1. Number of shares outstanding (000's omitted)
                                 Investor Class                                                      31,589
                                 Institutional Class                                                      2

2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                           373
                                    C Class                                                                            66
R Class                                            29

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class                                           $30.44
                                Institutional Class                                           $30.50
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                           $30.36
                                    C Class                                                                            $30.11
R Class                                            $30.27

Series Number: 11
For period ending 10/31/2012

48)	Investor, A, B, C & R
1.000%

Institutional
0.800%

74U)           1. Number of shares outstanding (000's omitted)
                                 Investor Class                                                      111,372
                                 Institutional Class                                                      8,170
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                           44,744
B Class                                            142
                                    C Class                                                                            5,851
R Class                                            1,788

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class                                           $22.44
                                Institutional Class                                           $23.01

2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                           $21.74
                                    B Class                                                                            $21.54
C Class                                            $20.09
R Class                                            $21.99

Series Number: 12
For period ending 10/31/12

48)	Investor
First $1 billion 0.900%
Over $1 billion 0.800%

Institutional
First $1 billion 0.700%
Over $1 billion 0.600%

Series Number: 17
For period ending 10/31/12

48)	Investor, A, C & R
First $250 million 1.500%
Next $250 million 1.250%
Next $250 million 1.150%
Over $750 million 1.100%

Institutional
First $250 million 1.300%
Next $250 million 1.050%
Next $250 million 0.950%
Over $750 million 0.900%

74U)           1. Number of shares outstanding (000's omitted)
                                Investor Class           19,006
                                Institutional Class     4

2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                    30
                                C Class                    10
R Class                              8

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class         $8.13
                                Institutional Class   $8.17
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $8.08
                                 C Class                  $7.91
R Class                            $8.02

Series Number: 19
For period ending 10/31/12

48)	Investor and A
First $500 million 1.100%
Next $500 million 1.000%
Over $1 billion 0.900%

Institutional
First $500 million 0.900%
Next $500 million 0.800%
Over $1 billion 0.700%

72DD)                      1. Total income dividends for which record date passed during the period
                               Investor Class                                                                           2,040
                               Institutional Class                                                                           69
           2. Dividends for a second class of open-end company shares
                               A Class                                                                                      44

   73A)              1. Dividends from net investment income
                                Investor Class                                                                                     $0.1114
                               Institutional Class                                                                $0.1230
                      2. Dividends for a second class of open-end company shares
                               A Class                                                                                      $0.0969

   74U)              1. Number of shares outstanding (000's omitted)
                             Investor Class                                                      17,014
                             Institutional Class                                                      572
            2. Number of shares outstanding of a second class of open-end company shares   (000's omitted)
                             A Class                                                      407

   74V)                      1. Net asset value per share (to nearest cent)
                            Investor Class                                                $6.89
                             Institutional Class                                                      $6.90
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                                      $6.87

Series Number: 20
For period ending 10/31/2012

48)	Investor
First $500 million 1.250%
Next $500 million 1.100%
Over $1 billion 1.000%

Institutional
First $500 million 1.050%
Next $500 million 0.900%
Over $1 billion 0.800%

Series Number: 21
For period ending 10/31/12

48)	Investor, A, B, C & R
First $250 million 1.500%
Next $250 million 1.250%
Next $250 million 1.150%
Over $750 million 1.100%

Institutional
First $250 million 1.300%
Next $250 million 1.050%
Next $250 million 0.950%
Over $750 million 0.900%

74U)    1. Number of shares outstanding (000's omitted)
                                Investor Class           16,388
                                Institutional Class     10,818

           2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                    11,431
                                    B Class                                                               198
C Class                               1,370
R Class                               183

74V)   1. Net asset value per share (to nearest cent)
                                Investor Class          $8.79
                                Institutional Class    $8.88

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $8.63
                                    B Class                                                         $8.21
C Class                         $8.24
R Class                         $8.56

Series Number: 23
For period ending 10/31/12

48)	Investor, A, B, C & R
First $2 billion 1.000%
Next $2 billion 0.995%
Next $2 billion 0.980%
Next $2 billion 0.970%
Next $2 billion 0.960%
Next $2 billion 0.950%
Next $2 billion 0.940%
Next $2 billion 0.930%
Next $2 billion 0.920%
Next $2 billion 0.910%
Next $5 billion 0.900%
Over $25 billion 0.800%

Institutional
First $2 billion 0.800%
Next $2 billion 0.795%
Next $2 billion 0.780%
Next $2 billion 0.770%
Next $2 billion 0.760%
Next $2 billion 0.750%
Next $2 billion 0.740%
Next $2 billion 0.730%
Next $2 billion 0.720%
Next $2 billion 0.710%
Next $5 billion 0.700%
Over $25 billion 0.600%

72DD)   1. Total income dividends for which record date passed during the period
                               Investor Class                                                                479
                               Institutional Class                                                                           111
              2. Dividends for a second class of open-end company shares
                               A Class                                                                           981
                               B Class                                                                           7
                               C Class                                                                           32
                               R Class                                                                           13

   73A)   1. Dividends from net investment income
                                Investor Class                                                                           $0.1558
                               Institutional Class                                                      $0.1810
              2. Dividends for a second class of open-end company shares
                               A Class                                                                           $0.1244
                               B Class                                                                           $0.0299
                               C Class                                                                           $0.0299
                               R Class                                                                           $0.0929

   74U)   1. Number of shares outstanding (000's omitted)
                             Investor Class                                           2,580
                             Institutional Class                                           621

              2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                           7,144
                               B Class                                                                           217
                               C Class                                                                           1,025
                               R Class                                                                           191

   74V)  1. Net asset value per share (to nearest cent)
                            Investor Class                                      $14.82
                             Institutional Class                                           $14.85

             2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                           $14.80
                               B Class                                                                           $14.60
                               C Class                                                                           $14.61
                               R Class                                                                           $14.74

Series Number: 24
For period ending 10/31/12

48)	Investor, A, C & R
First $2 billion 1.000%
Next $2 billion 0.995%
Next $2 billion 0.980%
Next $2 billion 0.970%
Next $2 billion 0.960%
Next $2 billion 0.950%
Next $2 billion 0.940%
Next $2 billion 0.930%
Next $2 billion 0.920%
Next $2 billion 0.910%
Next $5 billion 0.900%
Over $25 billion 0.800%

Institutional
First $2 billion 0.800%
Next $2 billion 0.795%
Next $2 billion 0.780%
Next $2 billion 0.770%
Next $2 billion 0.760%
Next $2 billion 0.750%
Next $2 billion 0.740%
Next $2 billion 0.730%
Next $2 billion 0.720%
Next $2 billion 0.710%
Next $5 billion 0.700%
Over $25 billion 0.600%

72DD)   1. Total income dividends for which record date passed during the period
                               Investor Class                                                                79
                               Institutional Class            -
              2. Dividends for a second class of open-end company shares
                               A Class                                                                           3
                               C Class                                                                           -
                               R Class                                                                           -

   73A)   1. Dividends from net investment income
                                Investor Class                                                                           $0.0591
                               Institutional Class                                                      $0.0796
              2. Dividends for a second class of open-end company shares
                               A Class                                                                           $0.0335
                               C Class                                                                           -
                               R Class                                                                           $0.0079

   74U)   1. Number of shares outstanding (000's omitted)
                             Investor Class                                           1,152
                             Institutional Class                                           2

              2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                           115
                               C Class                                                                           26
                               R Class                                                                           47

   74V)  1. Net asset value per share (to nearest cent)
                            Investor Class                                      $12.00
                             Institutional Class                                           $12.01

             2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                           $11.99
                               C Class                                                                           $11.75
                               R Class                                                                           $11.95